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                                  EXHIBIT 24

                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 33-77540 of Coastcast Corporation on Form S-8 of our reports, dated February 3, 1998, appearing in this Annual Report on Form 10-K of Coastcast Corporation for the year ended December 31, 1997.


DELOITTE & TOUCHE LLP
Long Beach, California
March 23, 1998